                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                               J.W. MAYS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


    1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

    5) Total fee paid:


--------------------------------------------------------------------------------


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:


--------------------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:


--------------------------------------------------------------------------------

    3) Filing Party:


--------------------------------------------------------------------------------

    4) Date Filed:


--------------------------------------------------------------------------------

                                J.W. MAYS, INC.

                              -------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 22, 2005
                              -------------------

                                                                October 17, 2005

Dear Shareholder:

    You are cordially invited to attend the Annual Meeting of Shareholders of J.W. Mays, Inc. (the 'Company') on Tuesday, November 22, 2005 at 10:00 A.M., New York time, at the offices of the Company, 9 Bond Street, Brooklyn, New York. The purpose of the meeting will be to:

        1. Fix the number of directors to be elected at seven;

        2. Elect seven directors to serve until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. The Board has nominated Mark S. Greenblatt, Lance D. Myers, Dean
    L. Ryder, Jack Schwartz, Lloyd J. Shulman, Sylvia W. Shulman and Lewis D. Siegel, all current directors;

        3. Ratify the appointment of D'Arcangelo & Co., LLP, the independent registered public accounting firm, as the Company's independent auditors for the fiscal year ending July 31, 2006. D'Arcangelo & Co., LLP, served in this same capacity for the fiscal year ended July 31, 2005; and

        4. Transact such other business as may properly come before the meeting and any adjournment thereof. Please note that we are not aware of any such business.

    The Board of Directors has fixed the close of business October 7, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the 2005 Annual Meeting of Shareholders or any adjournment thereof.

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF THE NUMBER YOU MAY HOLD. PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE SELF-ADDRESSED ENVELOPE ENCLOSED WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. THIS WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON IF YOU ARE PRESENT.

                                             By order of the Board of Directors,

                                                              SALVATORE CAPPUZZO

                                                              SALVATORE CAPPUZZO
                                                                  Secretary

                                J.W. MAYS, INC.
                                 9 BOND STREET
                            BROOKLYN, NEW YORK 11201

                            ------------------------
                                PROXY STATEMENT
                            ------------------------

THE PROXY AND THE SOLICITATION

    This Proxy Statement and accompanying form of proxy are first being sent to shareholders commencing on or about October 17, 2005. The enclosed form of proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held November 22, 2005 (including any adjournment). You may revoke your proxy and claim your right to vote up to and including the meeting by written notice given to the Secretary of the Company. Proxies in the accompanying form which are properly executed by shareholders, duly returned to the Company or its agent, and not revoked, will be voted in the manner specified thereon.

OUTSTANDING VOTING STOCK

    Each of the 2,015,780 outstanding shares of common stock, par value $1 per share (the only class of voting security), of the Company (net of 162,517 shares held as treasury stock, which shares cannot be voted) held of record on October 7, 2005, is entitled to one vote on each of the matters to be acted upon at the meeting or any adjournment thereof.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    Reference is made to the information under the caption 'Information Concerning Nominees for Election as Directors' for a statement of the direct beneficial ownership of the Company's shares of common stock by its director nominees. The address for each of such nominees and persons hereinafter mentioned is c/o J.W. Mays, Inc., 9 Bond Street, Brooklyn, New York 11201. The information below is given as of September 16, 2005.

    To the best of the Company's knowledge, the following persons were the beneficial owners or were part of a group which was the beneficial owner of more than 5% of the outstanding common stock of the Company, as of September 16, 2005.

                                                     AMOUNT AND NATURE OF BENEFICIAL
                                                      OWNERSHIP IN J.W. MAYS, INC.
NAME OF BENEFICIAL OWNER                                AS OF SEPTEMBER 16, 2005       PERCENT OF CLASS
------------------------                                ------------------------       ----------------
Weinstein Enterprises, Inc ........................                     (1)                    (1)
  Rockridge Farm
  Route 52
  Carmel, New York 10512

Subsidiaries of Weinstein Enterprises, Inc.:
Gailoyd Enterprises Corp ..........................              670,120(1)                 33.24%
  Rockridge Farm
  Route 52
  Carmel, New York 10512
Celwyn Company, Inc. ..............................              240,211(1)                 11.92%
  Rockridge Farm
  Route 52
  Carmel, New York 10512
                                                                 -------                    -----
                                                                 910,331                    45.16%
                                                                 -------                    -----
                                                                 -------                    -----

(Footnotes on pages 2, 3 and 4)

                                                      THROUGH
                                                     WEINSTEIN                             PERCENT
NAME OF BENEFICIAL OWNER                            ENTERPRISES   DIRECT       TOTAL       OF CLASS
------------------------                            -----------   ------       -----       --------
Sylvia W. Shulman(2) (3) (4)......................  266,878.70     42,201     309,079.70    15.33%
Lloyd J. Shulman(3) (4)...........................  134,710.03     45,098     179,808.03     8.92%
Shulman Trustees FBO Lloyd J. Shulman(3) (4)......   41,067.31                 41,067.31     2.04%
Gail S. Koster(4).................................   84,831.47                 84,831.47     4.21%
Shulman Trustees FBO Gail S. Koster(4)............   34,983.26                 34,983.26     1.74%
Koster Family Partnership L.P.
  Gail Koster(4)..................................                  9,285       9,285.00      .46%
J. Weinstein Foundation, Inc.(5)..................                140,568     140,568.00     6.97%
                                                    ----------    -------   ------------    ------
    Sub-total.....................................  562,470.77    237,152     799,622.77    39.67%

J.W. Acquisitions, LLC(6).........................  298,876.24                298,876.24    14.83%
George Orloff(7)..................................    5,847.97                  5,847.97      .29%
Lloyd J. Shulman and Madeleine L. Orloff as
  Co-Trustees FBO Linda B. Felmus Jessogne(7).....   24,366.52                 24,366.52     1.21%
Madeleine L. Orloff(7)............................    3,559.39                  3,559.39      .18%
Shulman Trustees FBO Linda B. Felmus
  Jessogne(7).....................................   15,210.11                 15,210.11      .75%
                                                    ----------    -------   ------------    ------
    Total.........................................  910,331.00    237,152   1,147,483.00    56.93%
                                                    ----------    -------   ------------    ------
                                                    ----------    -------   ------------    ------

---------

(1) Weinstein Enterprises, Inc., a Delaware corporation ('Enterprises'), is the beneficial owner of 910,331 shares (45.16%) of the outstanding common stock of the Company through its two wholly-owned subsidiaries: (i) Gailoyd Enterprises Corp., a Delaware corporation ('Gailoyd'), which directly owns 670,120 shares (33.24%) of the outstanding common stock of the Company and (ii) Celwyn Company, Inc., a Delaware corporation ('Celwyn'), which directly owns 240,211 shares (11.92%) of the outstanding common stock of the Company.

(2) Sylvia W. Shulman directly owns 42,201 shares of the outstanding common stock of the Company. She also beneficially owns 266,878.70 shares of the outstanding common stock of the Company through her beneficial ownership of 1,759 shares (29.32%) of Enterprises, which includes 1,606 shares (26.77%) held by Sylvia W. Shulman and Lloyd J. Shulman as trustees for the benefit of (FBO) Sylvia W. Shulman and 153 shares (2.55%) held directly, for a total of 309,079.70 shares (15.33%). (Sylvia W. Shulman is the daughter of the late Joe Weinstein, founder of the Company, and the late Celia Weinstein, and a sister of the late Florence Felmus).

(3) Lloyd J. Shulman directly owns 45,098 shares of the outstanding common stock of the Company. He also beneficially owns 134,710.03 shares of the outstanding common stock of the Company through his beneficial ownership of 887.875 shares (14.80%) of Enterprises, and Sylvia W. Shulman and Lloyd J. Shulman as Co-Trustees FBO Lloyd J. Shulman pursuant to the will of the late Celia Weinstein own 41,067.31 shares (2.04%) of the outstanding common stock of the Company through the beneficial ownership of 270.675 (4.51%) of Enterprises for a total of 220,875.34 shares (10.96%). Sylvia W. Shulman and Lloyd J. Shulman are trustees of the Lloyd J. Shulman Trust.

(Footnotes continued)

(4)   The Shulman family beneficially owns 659,054.77 shares
      (32.70%) of the outstanding common stock of the Company both directly and through Enterprises. This total includes:


                                                                        NUMBER OF    PERCENT
                                                                          SHARES     OF CLASS
                                                                          ------     --------
     a)   Sylvia W. Shulman owns:
             1. Directly.................................................   42,201.00     2.09%
             2. Through her beneficial ownership of 1,759 shares
                (29.32%) of Enterprises..................................  266,878.70    13.24%

     b)   Lloyd J. Shulman owns:
             1. Directly.................................................   45,098.00     2.24%
             2. Through his beneficial ownership of 887.875 shares
                (14.80%) of Enterprises..................................  134,710.03     6.68%

     c)   Shulman Trustees FBO Lloyd J. Shulman pursuant to the will of the late Celia Weinstein (Sylvia Shulman and Lloyd
          Shulman as Co-Trustees) through the beneficial ownership of
          270.675 shares (4.51%) of Enterprises..........................   41,067.31     2.04%

     d)      1. Koster Family Partnership L.P. Gail S. Koster -- direct..    9,285.00      .46%
             2. Gail S. Koster (daughter of Sylvia W. Shulman and the
                late Max L. Shulman, former chairman of the board)
                through the beneficial ownership of 559.125 shares
                (9.32%) of Enterprises...................................   84,831.47     4.21%

     e)   Sylvia W. Shulman and Lloyd J. Shulman as Co-Trustees FBO
          Gail S. Koster pursuant to the will of the late Celia
          Weinstein (Sylvia Shulman and Lloyd Shulman as Co-Trustees)
          through the beneficial ownership of 230.575 shares (3.84%)
          of Enterprises.................................................   34,983.26     1.74%
                                                                           ----------    ------
             Total.......................................................  659,054.77    32.70%
                                                                           ----------    ------
                                                                           ----------    ------

(5)  J. Weinstein Foundation, Inc. directly owns 140,568 shares (6.97%) of the outstanding common stock of the Company. Sylvia W. Shulman and Lloyd J. Shulman, as officers and directors of J. Weinstein Foundation, Inc., share voting power as to these shares and consequently, may be deemed to be the beneficial owners thereof, although neither the table set forth does not include such shares as beneficially owned by such persons.

(6)  J.W. Acquisitions, LLC has informed Enterprises that it acquired 1,969.896 shares
     (32.83%) of Enterprises. The stock of Enterprises was apparently purchased from George
     Orloff (443.256 shares), Jennifer Orloff (481.80 shares), Glennis Orloff (481.80 shares), Linda B. Felmus Jessogne (293.25 shares), and Madeleine L. Orloff (269.79 shares). The purported ownership of the shares of common stock of Enterprises by J.W.
     Acquisitions, LLC is being questioned by Enterprises.
(Footnotes continued)

(7)  The Felmus/Orloff family apparently beneficially owns 48,983.99 shares (2.43%) of the outstanding common stock of the Company through Enterprises. This total includes:

     a)   The shares of outstanding common stock of the Company apparently beneficially owned by Madeleine L. Orloff, daughter of the late Florence Felmus, who may be considered part of the Florence Felmus family. Madeleine L. Orloff apparently beneficially owns 3,559.39 shares (0.18%) of the outstanding common stock of the Company through apparent beneficial ownership of 23.46 shares (0.39%) of Enterprises. Please refer to footnote (6) relating to the ownership of shares of common stock of Enterprises by the members of the Felmus/Orloff family and the purported ownership by J.W.
          Acquisitions, LLC.

     b)   The shares of outstanding common stock of the Company apparently beneficially owned by George Orloff, the son of Madeleine L. Orloff, who may be considered part of the
          Florence Felmus family. George Orloff apparently beneficially owns 5,847.97 shares
          (0.29%) of the outstanding common stock of the Company through apparent beneficial ownership of 38.544 shares (0.64%) of Enterprises. Please refer to footnote (6)
          relating to the ownership of shares of common stock of Enterprises by the members of the Felmus/Orloff family and the purported ownership by J.W. Acquisitions, LLC.

     c)   Lloyd J. Shulman and Madeleine L. Orloff as Co-Trustees FBO Linda B. Felmus
          Jessogne under the will of the late Florence W. Felmus own 24,366.52 shares (1.21%)
          of the outstanding common stock of the Company through the beneficial ownership of
          160.60 shares (2.68%) of Enterprises.

     d)   Sylvia W. Shulman and Lloyd J. Shulman as Co-Trustees FBO Linda B. Felmus Jessogne
          under the will of the late Celia Weinstein own 15,210.11 shares (.75%) of the outstanding common stock of the Company through the beneficial ownership of 100.25 shares (1.67%) of Enterprises.

     To the best of the Company's knowledge, the directors and executive officers of the
     Company considered, as a group beneficially owned the following amount of outstanding common stock of the Company as of September 16, 2005:

                                                             AMOUNT AND NATURE OF
                                                            BENEFICIAL OWNERSHIP IN
                                                                J.W. MAYS, INC.       PERCENT OF CLASS
                                                                ---------------       ----------------
    All directors and executive officers of the Company
      considered as a group (6 persons)...................        671,948.04*              33.33%

---------

* This total includes 529,955.04 shares (26.29%) derived from the Shulmans' beneficial holdings, excluding those of Gail S. Koster; Sylvia W. Shulman and Lloyd J. Shulman as Co-Trustees FBO Gail S. Koster; and the Koster Family Partnership L.P. Gail Koster; and also includes 140,568 shares (6.97%) of the outstanding common stock of the Company owned directly by J. Weinstein Foundation, Inc. together with 1,425 shares (.07%) owned by other officers and directors. Moreover, the directors of the Company who are also directors of Enterprises may, because of their power to vote a majority of the shares in Enterprises, be considered to be the beneficial owners of the 910,331 shares (45.16%) of the outstanding common stock of the Company held by Enterprises.

OTHER PRINCIPAL NON-AFFILIATED HOLDERS OF COMMON STOCK

    To the best of the Company's knowledge, the following 'persons' were the beneficial owners or were part of a group which was the beneficial owner of more than 5% of the Company's outstanding common stock, other than those set forth above, as of September 16, 2005:

                                                             AMOUNT AND NATURE OF
                                                            BENEFICIAL OWNERSHIP IN
                                                                J.W. MAYS, INC.       PERCENT OF CLASS
                                                            -----------------------   ----------------
    Estate of Sol Goldman ................................        271,200(1)               13.45%
      c/o Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

    Estate of Lillian Goldman ............................        182,800(2)                9.07%
      640 Fifth Avenue
      New York, New York 10019

---------

(1) The number of shares shown above has been obtained from Amendment No. 9 to
    Schedule 13D, the most recent amendment which was dated March 28, 2003, as filed with the Securities and Exchange Commission on behalf of each of Jane
    H. Goldman, Allan H. Goldman and Louisa Little as Co-Executors of the Estate of Sol Goldman.

(2) The number of shares shown above has been obtained from Amendment No. 9 to
    Schedule 13D, the most recent amendment which was dated March 28, 2003, as filed with the Securities and Exchange Commission on behalf of each of Jane
    H. Goldman, Allan H. Goldman, Amy P. Goldman and Diane Goldman Kemper as Co-Executors of the Estate of Lillian Goldman.

PROPOSAL TO FIX THE NUMBER OF DIRECTORS AT SEVEN

    Directors are to be elected to serve until the next Annual Meeting of Shareholders and until the election and qualification of their respective successors. The By-Laws provide that, prior to the election of directors at each Annual Meeting of Shareholders, the number of directors to be elected at such meeting for the ensuing year shall be fixed by the shareholders by a majority vote of the shares represented at the meeting in person or by proxy within the limits fixed by the Certificate of Incorporation which provides for a minimum of three and a maximum of eleven. The Board of Directors recommends the election of seven directors and, except as discussed below, all proxies received pursuant to this solicitation will be voted for that number of directors. The affirmative vote of a majority of the shares represented in person or by proxy is required to fix the number of directors at seven.

INFORMATION CONCERNING NOMINEES FOR ELECTION AS DIRECTORS

    It is intended that proxies received pursuant to this solicitation will be voted for the election of the following nominees, unless for any reason any such nominee shall not be available for election, in which event the proxies will be voted in favor of the remainder of those nominated, and may be voted for substitute nominees in place of those who are not candidates or to reduce (but not below three) the number of directors to be elected. Each of the nominees has consented to serve as a director, if elected, and it is contemplated that all of the nominees will be available for election as directors.

    The following information is given as of September 16, 2005 with respect to each nominee for election as a director. Such information has been furnished by the nominees. The table shows their respective ages in parentheses, the positions and offices held with the Company, the period served as a director, their business experience during the past five years, including their principal occupations and employment during that period, their direct beneficial ownership and percentage of the Company's outstanding shares owned [excluding shares which may be deemed to be beneficially owned as set forth under the caption 'Security Ownership of Certain Beneficial Owners and Management' (pages 1 to 4)], and other directorships in public companies. However, none of the directors are a director of another public company. Sylvia
W. Shulman is the mother of Lloyd J. Shulman.

                                                                           SHARES DIRECTLY OWNED
                                                                            BENEFICIALLY AS OF
                                                                            SEPTEMBER 16, 2005
                                                                           ---------------------
                       NAME, AGE,                         FIRST ELECTED                PERCENT
         BUSINESS EXPERIENCE AND DIRECTORSHIPS               DIRECTOR       NUMBER     OF CLASS
         -------------------------------------            --------------    ------     --------
Mark S. Greenblatt                            (51)        August, 2003         202        .01%
  Vice President and Treasurer, J.W. Mays, Inc.; from
  August 2000 to August 2003, Vice President and
  Assistant Treasurer; from November 1987 to August
  2000, Assistant Treasurer; Trustee of the J.W. Mays,
  Inc. Retirement Plan and Trust.

Lance D. Myers'D'                             (54)        August, 1997       --         --
  Partner, Holland & Knight LLP 2003 to present; Senior
  Counsel, Holland & Knight LLP 2000 to 2002. Partner in
  the law firm of Cullen and Dykman 1986 to 1999.

Dean L. Ryder                                 (59)        November, 1999     --         --
  President, Putnam County National Bank.

Jack Schwartz'D'                              (83)        November, 1987       100       .005%
  Private Consultant; January 1986 to September 1989,
  Consultant, The Brooklyn Union Gas Company.

Lloyd J. Shulman'D'                           (63)        November, 1977    45,098(1)    2.24%
  Chairman of the Board and President, Chief Executive
  Officer and Chief Operating Officer, J.W. Mays, Inc.;
  from June 1995 to November 1996, Co-Chairman of the
  Board and President, Chief Executive Officer and Chief
  Operating Officer; from November 1978 to June 1995,
  President and Chief Operating Officer, and prior to
  November 1978, Senior Vice President, J.W. Mays, Inc.;
  Trustee of the J.W. Mays, Inc. Retirement Plan and
  Trust.

Sylvia W. Shulman                             (87)        February, 1965    42,201(1)    2.09%
  Retired; Prior to January 1989, Fashion Director and
  Merchandiser of Boutique Shops, J.W. Mays, Inc.

Lewis D. Siegel                               (74)        November, 1986     --         --
  Senior Vice President -- Investments, Smith Barney
  Citigroup since August 1989; from 1973 to August 1989,
  Vice President, Thomson McKinnon Securities Inc.;
  Trustee of the J.W. Mays, Inc. Retirement Plan and
  Trust.

---------

 'D' Member of Executive Committee

(1) Reference is made to the caption 'Security Ownership of Certain Beneficial Owners and Management' (pages 1 to 4) for information relating to beneficial ownership of holders owning more than 5% of the outstanding common stock of the Company.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

    The Board of Directors of the Company holds regular quarterly meetings to review significant developments affecting the Company and to act on matters requiring Board approval. During fiscal 2005, the Board held four regular meetings and one special meeting. The Company has established various committees including an Executive, an Audit, an Investment Advisory, an Executive Compensation, a Disclosure Committee and a Nominating Committee.

    Executive Committee -- This Committee during fiscal 2005 consisted of Lloyd
J. Shulman (Chairman), Lance D. Myers, and Jack Schwartz. This Committee may exercise all the powers of the Board when it is not in session, except as otherwise provided in a resolution, by statute or By-Law. This Committee did not meet during fiscal 2005.

    Audit Committee -- This Committee during fiscal 2005 consisted of the following non-employee, 'independent' members of the Board: Jack Schwartz (Chairman), Dean L. Ryder, and Lewis D. Siegel. We have determined that Dean L. Ryder qualifies as an 'audit committee financial expert' under applicable SEC and NASD rules and regulations.

    The Audit Committee, which met five times during fiscal 2005, is responsible for such matters as recommending to the Board of Directors a firm of independent registered auditors to be retained for the ensuing year by the Company and its subsidiaries, reviewing the scope and results of annual audits, reviewing the auditors' recommendations to management and the response of management to such recommendations, the internal audit reports, and the adequacy of financial and accounting control mechanisms employed by the Company. The Committee also reviews and approves any non-audit related services rendered to the Company and its subsidiaries by the independent registered public accounting firm including their fees. The Committee is prepared to meet at any time upon request of the independent registered public accounting firm to review any special situation arising in relation to any of the foregoing subjects.

    Investment Advisory Committee -- This Committee, during fiscal 2005, consisted of the entire Board of which Lloyd J. Shulman is Chairman. The Committee meets as necessary on the call of the Chairman. The Committee did not meet during fiscal 2005. The Committee reviews and makes recommendations concerning the investment choices available with safety of principal, high yields and liquidity as the prime objectives.

    Executive Compensation Committee -- This Committee, during fiscal 2005, consisted of Lance D. Myers, Dean L. Ryder, Jack Schwartz, and Lewis D. Siegel, all independent non-employee directors. The Committee recommends to the Board the establishment and modification of executive compensation plans and programs. It considers and recommends to the Board remuneration arrangements for the Chief Executive Officer, as well as the compensation for the other executive officers. The Committee met two times during fiscal 2005.

    Each director attended 100% of the aggregate meetings of the Board and the Committees (if a member thereof) held during fiscal 2005, except Sylvia W. Shulman who attended 80% of the meetings.

    Disclosure Committee -- This Committee was formed March 19, 2003 and consists of Lance D. Myers (Special Counsel), Mark S. Greenblatt (Vice President and Treasurer) and Ward N. Lyke, Jr. (Vice President and Assistant Treasurer). The Committee reviews all financial reports and other required disclosures, assesses the materiality of information and ensures that internal controls are sufficient before the reports are submitted to the Audit Committee for final review prior to the filing with the Securities and Exchange Commission. The Committee met four times during fiscal 2005. The Company's Board has approved a Disclosure Committee Charter.

    Nominating Committee -- This Committee was formed October 12, 2004 and consists of Lance D. Myers, Dean L. Ryder, Jack Schwartz, and Lewis D. Siegel, all independent non-employee directors. The Nominating Committee will assist the Board in the selection of Board members. The Company's Board has approved a Nominating Committee Charter.

EXECUTIVE COMPENSATION

    The following table sets forth the total compensation earned with respect to the three most recent fiscal years for the officers:

                                                                  ANNUAL COMPENSATION
                                                     ----------------------------------------------
                     NAME AND                                                          OTHER
                PRINCIPAL POSITION                   YEAR    SALARY     BONUS    COMPENSATION(1)(2)
                ------------------                   ----   --------   -------   ------------------
Lloyd J. Shulman(4) ...............................  2005   $212,142   $ --          $36,390(3)
  Chairman of the Board and President, Chief         2004    193,297     --           35,053(3)
  Executive Officer and Chief Operating Officer      2003    180,495    35,000        36,561(3)

Mark S. Greenblatt(4) .............................  2005    165,068    16,500        32,574(3)
  Vice President and Treasurer                       2004    155,192    15,500        30,374(3)
                                                     2003    133,380    18,000        26,496(3)

Ward N. Lyke, Jr.(4) ..............................  2005    146,170    14,600        28,269(3)
  Vice President and Assistant Treasurer             2004    140,330    14,000        26,987(3)
                                                     2003    126,855    12,500        24,007(3)

George Silva(4) ...................................  2005    117,438    11,750        21,732(3)
  Vice President -- Operations                       2004    107,870    10,750        19,595(3)
                                                     2003     98,310     9,500        17,477(3)

---------

(1) Each non-employee director receives an annual retainer of $9,000 payable $2,250 quarterly, plus $1,500 for attendance at each Board meeting; $1,100 for each Audit Committee meeting, $550 for each Executive Compensation Committee meeting and Nominating Committee meeting, and $500 for each Investment Advisory Committee meeting attended. In addition, the Chairman of each committee receives an additional $750 for attendance at each meeting. Each non-employee director also receives an annual expense allowance of $500, payable $125 quarterly. Neither the Company nor the Company's Retirement Plan and Trust pays its non-employee director or its two employee directors for serving as trustees of the Retirement Plan.

(2) Excludes certain personal benefits aggregating less than $25,000 for any member of the group.

(3) The Company's Retirement Plan and Trust ('Plan'), as modified, which became effective August 1, 1991, is a Money Purchase Retirement Plan. Contributions to the Plan are required to be made from time to time by the Company. Each of the named executive officers has a 100% vested interest in the amount listed. Directors who are not executive officers do not participate in the Plan.

(4) Each of the above executives received a three-year employment agreement, subject to earlier termination, which became effective August 1, 2005. The base annual salary during the first year of each agreement is as follows:
    Lloyd J. Shulman $220,000, Mark S. Greenblatt $180,000, Ward N. Lyke, Jr. $156,000, George Silva $127,500. Each executive is entitled to increases and an annual bonus as determined by the Board of Directors. Each executive officer is restricted from competing with the Company, inducing any person employed by the Company to join a competitor, or using the confidential information in a manner adverse to the Company during his term of employment and for a period of 24 months following termination of his employment. The geographic scope of the restrictive covenant is a fifteen (15) mile radius of the then principal place of business of the Company. Each executive officer will continue to be paid his compensation even if he becomes permanently disabled (as such term is defined in the employment agreement).

REPORT ON EXECUTIVE COMPENSATION

    The executive compensation program of the Company is administered by the Executive Compensation Committee. The Committee has the responsibility for recommendations to the Board with respect to all compensation to officers and directors of the Company. The Committee also oversees the Company's Retirement Plan and Trust and the Company's medical plans. The Company's Board has approved a Compensation Committee Charter.

BASE SALARY

    Salary levels for the Company's executive officers are established principally on the basis of the executive's position. In each case, consideration is given both to the personal factors such as the individual's record and the responsibility associated with the position, and the prevailing conditions in the geographic area where the executive's services are performed.

    The Committee recognized the changing real estate market but believes executive officers' base salaries, approved by the Board, are at or below competitive base salary levels.

    The Committee in determining future base salary increases will consider the Company's performance under the then existing conditions and the then competitive conditions in the labor market.

    The Company has no incentive compensation program.

RETIREMENT PLAN

    The Board of Directors adopted The J.W. Mays, Inc. Retirement Plan and Trust ('Plan') effective August 1, 1991. The Board of Directors believes that the Plan will strengthen the ability of the Company to attract and retain employees (exclusive of those emtployees covered by a collective bargaining agreement) and increase such individuals' incentive to contribute to the Company's future success.

    The Company's contribution to the Plan is an amount equal to 15% of each participant's compensation plus 5.7% of each participant's compensation in excess of the contribution and benefit base in effect under Section 230 of the Social Security Act for each year, subject to a compensation limit of $200,000.

        Executive Compensation Committee:

          Lance D. Myers
          Dean L. Ryder
          Jack Schwartz
          Lewis D. Siegel

POLICY FOR HIRING FORMER EMPLOYEES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    The Company has instituted a policy that it will not hire a chief executive officer, controller, chief financial officer, chief accounting officer, or any person serving in an equivalent position who was employed by its independent registered public accounting firm and participated in any capacity in the audit of the Company during the one-year period preceding the date of the initiation of the audit.

REPORT OF THE AUDIT COMMITTEE

    As required by the applicable regulations adopted by the Securities and Exchange Commission covering audit committees, the following matters have been complied with by the Audit Committee: The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with D'Arcangelo & Co., LLP, the independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as such may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from D'Arcangelo & Co., LLP, required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), as may be modified or supplemented, and has discussed with D'Arcangelo & Co., LLP the independent registered public accounting firm's independence. Based upon the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K through incorporation by reference in the Company's Annual Report to Shareholders for the fiscal year ended July 31, 2005.

    Under the terms of its charter, the Committee approves fees paid by the Company to its independent registered public accounting firm. For the fiscal year ended July 31, 2005, the Company paid the following fees to D'Arcangelo & Co., LLP:

Audit fees..................................................  $ 65,199

Financial information system design and implementation
  fees......................................................      None

All other fees -- (includes tax and accounting consulting
  services).................................................    38,801
                                                              --------

        Total Fees..........................................  $104,000
                                                              --------
                                                              --------

    The Audit Committee of the Board of Directors has considered whether the non-audit services rendered by the independent registered public accounting firm are compatible with an auditor maintaining its independence.

        Audit Committee:

          Jack Schwartz, Chairman
          Dean L. Ryder
          Lewis D. Siegel

    The materials referred to above under 'Report of the Audit Committee' shall not be deemed incorporated by reference by any general statement of incorporation by reference in any filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

BOARD INTERLOCKS AND INSIDER PARTICIPATION

    Lloyd J. Shulman, a member of the Board of the Company, serves as an officer and director of Weinstein Enterprises, Inc., which is the beneficial owner of 45.16% of the outstanding common stock of the Company through its two wholly-owned subsidiaries: (i) Gailoyd Enterprises Corp. which directly owns 33.24% of the outstanding common stock of the Company and (ii) Celwyn Company, Inc. which directly owns 11.92% of the outstanding common stock of the Company. Lloyd J. Shulman also serves as an officer and director of Gailoyd Enterprises Corp. and of Celwyn Company, Inc. Sylvia W. Shulman, a member of the Board of the Company, also serves as a director of Weinstein Enterprises, Inc., Gailoyd Enterprises Corp. and Celwyn Company, Inc.

PERFORMANCE GRAPH

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
             J.W. MAYS, INC., STANDARD & POOR'S 500 AND PEER GROUP
               (FIVE-YEAR PERFORMANCE RESULTS THROUGH 07/31/2005)

    The following graph sets forth a five-year comparison of cumulative total shareholder return for the Company, the Standard & Poor's 500 Stock-Index ('S&P 500'), and a Peer Group. The graph assumes the investment of $100 at the close of trading July 31, 2000 in the common stock of the Company, the S&P 500 and the Peer Group, and the reinvestment of all dividends, although the Company did not pay a dividend during this five-year period.

                Comparison of Five-Year Cumulative Total Return*
             J.W. MAYS, Inc., Standard & Poor's 500 And Peer Group
                     (Performance Results Through 7/31/05)

                              [PERFORMANCE GRAPH]


                           07/31/2000   07/31/2001   07/31/2002   07/31/2003   07/31/2004   07/31/2005
------------------------------------------------------------------------------------------------------
J.W. MAYS, INC.              100.00       163.20       209.60       208.80       208.96       256.00
Standard & Poor's 500        100.00        84.65        63.71        69.21        77.00        86.26
Peer Group                   100.00       104.74       126.63       162.38       206.65       273.35
------------------------------------------------------------------------------------------------------


Assumes $100 invested at the close of trading 7/31/00 in J.W. MAYS, INC., common stock, Standard & Poor's 500 and Peer Group.

*Cumulative total return assumes reinvestment of dividends.

                                                        Source: Value Line, Inc.

Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein.

    The Performance Graph shall not be deemed incorporated by reference by any general statement of incorporation by reference in any filing made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Subject to ratification by the shareholders, the Board of Directors of the Company, on the recommendation of the Audit Committee, has selected D'Arcangelo & Co., LLP, as the independent registered public accounting firm, to examine the financial statements of the Company and its subsidiaries for the fiscal year ending July 31, 2006. This firm first became the independent registered public accounting firm of the Company and its subsidiaries for the fiscal year ended July 31, 1996. D'Arcangelo & Co., LLP, has no direct or indirect financial interest in the Company.

    If the selection of D'Arcangelo & Co., LLP, is not ratified by the shareholders, or if after ratification, that firm for any reason becomes unable or ineligible to serve, the selection of other independent auditors will be considered by the Audit Committee and the Board. Representatives of the independent registered public accounting firm are expected to be present at the annual meeting with the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

CERTAIN TRANSACTIONS

    During fiscal 2005, the Company paid Enterprises total rentals of $169,800 for leases on which two of the Company's real estate properties are located and interest of $120,179 on two mortgages held by Enterprises on the Jowein building, Brooklyn, New York. The Company paid a director, who also is a beneficial owner of greater than 10% of the outstanding common stock of the Company, interest of $46,875 on an unsecured note. In the opinion of the Company, the rentals and interest paid to Enterprises and the director are no more favorable than would be payable for comparable properties, mortgages and loans, respectively, in arms-length transactions with non-affiliated parties.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    During fiscal 2005, the Company retained the law firm of Holland & Knight LLP, Special Counsel for various legal services. Lance D. Myers, Esq., a director of the Company, is a partner in the law firm of Holland & Knight LLP. The firm renders legal services to the Company and such services are expected to continue to be provided to the Company in the future. This firm first became the Special Counsel of the Company and its subsidiaries in March 2000 and has no direct or indirect financial interest in the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and any persons who own more than 10% of the Company's stock, to file reports of ownership and changes in ownership of J.W. Mays, Inc. stock with the Securities and Exchange Commission.

    The Company believes that during the fiscal year ended July 31, 2005, all
Section 16(a) filings applicable to its executive officers, directors and greater than 10% beneficial owners affiliated with the Company were timely made.

BACKGROUND

    The Company discontinued the retail department store segment of its operations on January 3, 1989. The Company has continued its real estate operation, including but not limited to the sale/purchase and/or lease of properties, as conducted prior to the discontinuance of its retail department store segment.

OTHER INFORMATION

    Effective September 13, 2005, the Company renewed its directors and officers liability insurance policy in the aggregate amount of $5 million. The policy expires September 13, 2006. The insurer is the National Union Fire Insurance Company of Pittsburgh, Pa. No sums have been paid under any directors and officers liability insurance policy.

    The Board of Directors is not aware, at the date hereof, of any other matter to be presented which is a proper subject for action by the shareholders at the meeting. If any other matter comes before the meeting, it is intended that the persons named in the accompanying form of proxy will vote thereon in their discretion.

METHOD AND COST OF SOLICITATION OF PROXIES

    The Company will pay the cost of soliciting proxies. In addition to solicitation by mail, employees of the Company may request the return of proxies personally, by telephone or other electronic means if proxies are not received promptly and may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to their principals and the Company will reimburse them, on request, for their reasonable out-of-pocket expenses.

DEADLINE FOR SHAREHOLDER PROPOSALS FOR THE YEAR 2006 ANNUAL MEETING OF SHAREHOLDERS

    Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders for 2006 must be received at the Company's executive offices for inclusion in its Proxy Statement and form of proxy relating to that meeting no later than the close of business June 18, 2006.

ANNUAL REPORT

    The Company's Annual Report to Shareholders for the fiscal year ended July 31, 2005, which is not a part of this Proxy Statement and is not proxy soliciting material, accompanies this Proxy Statement.

                                             By order of the Board of Directors,

                                                         SALVATORE CAPPUZZO

                                                         SALVATORE CAPPUZZO
                                                                  Secretary
Dated: Brooklyn, New York
     October 17, 2005

                        STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as......................................'D'

                                                                     Appendix 1


                       ANNUAL MEETING OF SHAREHOLDERS OF

                                J. W. MAYS, INC.

                               November 22, 2005

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.

--------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND
                            "FOR" PROPOSALS 1 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
                   VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

2. Election of Directors:                                                                                FOR  AGAINST  ABSTAIN
                               NOMINEES:                1.   Proposal to fix the number of directors to  [ ]    [ ]      [ ]
[ ] FOR ALL NOMINEES                                         be elected at seven.
[ ] WITHHOLD AUTHORITY         [ ] Mark S. Greenblatt
    FOR ALL NOMINEES           [ ] Lance D. Myers       3.   To ratify the appointment of D'Arcangelo &  [ ]    [ ]      [ ]
[ ] FOR ALL EXCEPT             [ ] Dean L. Ryder             Co., LLP, as the Company's independent
    (See instructions below)   [ ] Jack Schwartz             auditors for the Company's fiscal year
                               [ ] Lloyd J. Shulman          ending July 31, 2006.
                               [ ] Sylvia W. Shulman
                               [ ] Lewis D. Siegel      4.   In their discretion, the Proxies are
                                                             authorized to vote on such other business
                                                             as may properly come before the meeting or
                                                             any adjournment thereof.

INSTRUCTION: To withhold authority to vote for any      PLEASE MARK, SIGN BELOW AND RETURN THE PROXY PROMPTLY IN THE ENVELOPE
             individual nominee(s), mark "FOR ALL       PROVIDED.
             EXCEPT" and fill in the circle next to
             each nominee you wish to withhold, as
             shown here: [X]

-----------------------------------------------------
To change the address on your account, please check
the box at right and indicate your new address in the
address space above. Please note that changes to the
registered name(s) on the account may not be
submitted via this method. [ ]
-----------------------------------------------------


Signature of Shareholder                     Date:             Signature of Shareholder                     Date:
                         -------------------       ---------                            -------------------       ---------

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
      When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                J. W. MAYS, INC.

                                      PROXY
               ANNUAL MEETING OF SHAREHOLDERS - NOVEMBER 22, 2005
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders of J. W. MAYS, INC. (the "Company") to be held November 22, 2005 and the related proxy statement; (b) appoints LLOYD J. SHULMAN, MARK S. GREENBLATT and WARD N. LYKE, JR. and each of them, attorneys and proxies, with full power of substitution in each, for and on behalf of the undersigned, to vote at the Annual Meeting of Shareholders of J. W. Mays, INC. to be held November 22, 2005 (including any adjournment thereof) the number of shares of common stock that the undersigned is entitled to vote and with all powers the undersigned would possess if personally present, as specified with respect to the matters described in the accompanying Proxy Statement dated October 17, 2005 and upon such other matters as may properly come before such meeting; and (c) revokes any proxies previously given.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS AND FOR PROPOSALS 1 AND 3. THE PROXIES WILL USE THEIR DISCRETION WITH REGARD TO ANY MATTER REFERRED TO IN ITEM 4 ON THE REVERSE SIDE.

                (Continued and to be signed on the reverse side)